SUPPLEMENT DATED MAY 7, 2012
TO SUMMARY PROSPECTUS DATED MAY 7, 2012

THE INTEGRITY FUNDS

Integrity High Income Fund
Class C Shares

Discontinuation of Exchange Privilege for Class C Shareholders

Shareholders are generally entitled to 60 days' notice of material changes to and terminations of exchange privileges. The exchange privilege for owners of Class C shares of the Integrity High Income Fund (the "Fund") will be discontinued as of August 1, 2012. As a result, as of August 1, 2012, owners of Class C shares of the Fund will not be able to exchange their Fund shares for shares of another Integrity/Viking fund. For further information, please see the "Special Services—Exchanging Shares" section of the statutory Prospectus, as supplemented, and the "Purchase and Redemption of Shares—Exchange Privilege" section of the Statement of Additional Information, as supplemented.

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If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Fund's Shareholder Services Department at (800) 601-5593.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE